NUVEEN
Growth and Income
Mutual Funds


December 31, 1996

Semiannual Report


[PHOTO OF COUPLE APPEARS HERE]


Designed to provide
superior equity market
performance with less risk.


Growth
and Income
Stock Fund

Contents



 2   Dear Shareholder

 4   Interview with the Chairman

 6   Report from the Fund's Equity Adviser

 8   Fund Overview

 9   Financial Section

21   Financial Highlights

24   Shareholder Information

25   Fund Information

---
1

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger


Dear Shareholder


It's a pleasure to report to you for the first time on the progress of the Nuveen Growth and Income Stock Fund.

Meeting Investor Needs

At Nuveen, we have long recognized that our investors look to their investments to maintain a comfortable lifestyle. Many of you would like to keep more of what you earn by achieving superior returns with less risk than is inherent in the overall stock market.

That understanding led us to introduce our first equity-based fund in early November. Nuveen investors told us they wanted a fund that combines the growth potential of the equity market with a prudent investment philosophy that limits downside risk during volatile market cycles. Your response to the initial offering of the Nuveen Growth and Income Stock Fund, investing more than $500 million, confirmed our belief in the value of this fund.

Since inception in August through December 31, 1996, the fund posted a very competitive total return of 13.83%, outpacing the 12.84% total return generated by the unmanaged Standard & Poor's 500 Composite Stock Index over the same period. This performance places the Nuveen Growth and Income Stock Fund

---
2

"Your response to the initial offering of the fund, investing more than $500 million, confirmed our belief in the value of this fund."



in the top quartile of the Lipper Growth and Income category, an index of comparable equity growth and income funds. For a snapshot of competitive total returns and the fund's top holdings, turn to page 8.

Of course, we are very happy with the fund's excellent start. And, while every equity investor should remember that no market always goes up, we believe the fund will continue to offer you strong performance potential with less price fluctuation than the broad stock market. We are confident in the expertise of our fund's equity adviser, Institutional Capital Corporation, which has over a quarter of a century of investment management experience, and employs a research-driven, value-oriented investment style that closely mirrors our own.

On behalf of everyone at Nuveen, thank you for your confidence in us and the Nuveen Growth and Income Stock Fund. We look forward to continuing to serve your investment needs in the future.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

February 17, 1997

---
3

Interview with the Chairman


"Your fund's portfolio currently holds General Motors, Dow Chemical, MCI Communications, Boeing, Bristol-Myers Squibb, and Philips Electronics -- all familiar names."


What contributes to the fund's ability to provide strong performance while moderating risk?

The fund seeks superior long-term performance from the stock market, with prudent levels of risk. To help achieve that goal, the fund uses a "value-oriented" investment strategy; that is, the fund buys undervalued stocks with the potential for significant price increases. The fund buys stocks of well-established large- and mid-sized companies -- those worth at least $500 million and recognized as leaders in their industries. For example, at year-end your fund's portfolio held General Motors, Dow Chemical, MCI Communications, Boeing, Bristol-Myers Squibb, and Philips Electronics -- companies whose products are all familiar names. The fund then uses a flexible investment strategy to moderate risk, allocating a portion of the portfolio to cash equivalents as market conditions warrant.

How does the fund identify value in the market?

To ensure only stocks with significant appreciation potential are chosen for the fund, the fund's investment team employs a rigorous stock selection discipline, starting with a universe of approximately 450 target stocks (the approximate universe of large- to mid-sized stocks). They then use proprietary

---
4

"Every stock chosen for the fund is expected to have strong price appreciation potential over a 12- to 18-month time period."



quantitative valuation models to identify those stocks with the best relative value. These stocks are then researched in depth to uncover "catalysts" that may drive their prices higher. A catalyst may be as company-specific as a management change or thematic as a fundamentally improved outlook for an industry. Only those best 40-45 stocks with clear catalysts for future price appreciation are then purchased for the fund's portfolio.

What other strategies are employed?

Every stock chosen for the fund is expected to have strong price appreciation potential over a 12- to 18-month time period. Of course, not every stock lives up to these expectations, and those that don't are sold promptly. Because knowing when to sell is as important as knowing when to buy, the adviser employs a rigorous sell discipline as an important component of the fund's investment strategy.

In addition, they attempt to protect against market fluctuations by maintaining strict diversification rules by industry or by stock. The result is a competitive yet conservative strategy, one designed to provide you with the performance potential of equities with prudent levels of risk.

---
5

Report from the
Fund's Equity Adviser


"As long as easy availability of credit combines with excess global industrial capacity, company valuations can remain high and the liquidity to support stock prices is not likely to be hampered."



The launch of the Nuveen Growth and Income Stock Fund coincided with a period that saw some of the stock market's best returns in more than a decade. These remarkable returns were bolstered by a number of factors, including the U.S. economy's near-perfect balance between moderate growth and low inflation, good corporate profits, solid employment gains, a competitive manufacturing sector, and growing real incomes.

As we head into 1997, we believe these influences will continue to help keep the U.S. economy on a solid footing. Many analysts predict inflation will remain moderate. Any cost pressures that arise are likely to be muted by productivity gains from technology in the manufacturing sector and a downward trend in health care costs.

In light of that evidence, we would not expect any large scale decline in equity prices in the absence of a tightening of Federal Reserve policy. And, as long as easy availability of credit combines with excess global industrial capacity, company valuations can remain high and the liquidity to support stock prices is not likely to be hampered. We would also expect a possible cut in the capital gains tax rate and the high level of corporate merger and acquisition activity to further support the equity market.

On a more cautionary note, we expect the combination of a low level of nominal GDP growth, and potentially tighter labor markets, to put pressure on

---
6

 "We feel that large companies that are reconfiguring their business mix provide an excellent low risk, high reward approach to coping with today's overall valuation and business climate."



profit margins for many individual companies (and their respective stocks).

The fund holds several restructuring candidates that we feel will benefit from corporate downsizing. Additional companies that have restructuring potential have been added to the portfolio including Rhone-Poulenc, NYNEX, Elf Aquitaine, Banc One and CS Holdings. We feel that large companies that are reconfiguring their business mix by selling off weaker units provide an excellent low risk, high reward approach to coping with today's overall valuation and business climate. In working to provide you with better returns, our analysts are particularly interested in ascertaining the dedication and motivation of the management of these companies. Stocks of this nature are more likely to yield positive surprises in the demanding investment environment that we expect in 1997.

We feel that these market conditions will continue to favor the type of bottom-up stock selection that we practice, and that our focus on corporate restructurings remains appropriate. We also feel that our sell discipline will be important in helping us avoid any serious impact from those stocks whose prices fall.

We are confident about the fund's prospects for long-term total returns. While no investment journey is without its bumps, we feel the fund is well positioned to deal with short-term market fluctuations.
                                                    -Institutional Capital Corp.

---
7

Fund Overview
December 31, 1996


Top Ten Stock Holdings
===========================================
Novartis ADR
Elf Acquitaine ADR
Philips Electronic N.V.
General Motors Corporation
Pacific Telesis Group
Union Pacific Corporation
Boeing Company
International Business Machines Corporation
NYNEX Corporation
Allstate Corporation
===========================================

Portfolio Highlights
===========================================
Number of Stocks                         44
Avg. Market Capitalization      $23 billion
Avg. Price/Earnings Ratio                16
Avg. Dividend Yield from Portfolio*   1.90%
Expense Ratio (excluding 12b-1 fees)  0.95%
Expected Turnover Rate             120-140%
Expected Cash On Hand                    5%
===========================================


Industry Diversification

[PIE CHART OF INDUSTRY DIVERSIFICATION APPEARS HERE]

Financial                                      15.3%
Health Care                                    12.7%
Retail                                          5.0%
Transportation                                  8.4%
Utilities                                       9.3%
Energy                                          6.8%
Consumer Staples                                4.1%
Consumer Services                              13.0%
Consumer Durables                               3.5%
Capital Spending                                8.0%
Capital Equipment - Technology                  6.7%
Basic Industries                                7.2%
----------------------------------------------------

Total Returns (8/1/96 - 12/31/96)

Nuveen Growth and Income Stock Fund         13.83%
S&P 500                                     12.84% +
Lipper Growth & Income                      12.72% +

Fund Fact:
Where to find your fund on the NASDAQ: NNGAX


* The fund's current SEC yield is 0.6%
+ Total returns represent changes in net asset value and reinvestment of all dividends and capital gains; total returns and dividend yields constitute past performance and do not necessarily predict the future performance of the Fund. The Fund's Class A shares are subject to a maximum 5.25% front-end sales charge which is not reflected in the total return quoted. Please see the Financial Highlights table for more information on the total returns for the Fund's Class B, C and R shares. The S&P 500 is an unmanaged index whose returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Lipper returns represent the average of the annualized returns with dividends reinvested for all the 594 funds currently in Lipper's Growth and Income Objective for the periods measured, but do not include the effect of any sales charges that an investor will incur by purchasing the funds in the Lipper Objective directly.

---
8

Financial Section



     Contents

10   Portfolio of Investments

13   Statement of Net Assets

14   Statement of Operations

15   Statement of Changes in Net Assets

16   Notes to Financial Statements

21   Financial Highlights

---
9

Portfolio of Investments (Unaudited)
Common Stocks -- 87.6%


                                                                          Market
 Shares        Descriptions                                                Value
--------------------------------------------------------------------------------
               Automotive -- 3.1%
269,250        General Motors Corporation                            $15,010,688
--------------------------------------------------------------------------------
               Banks -- 8.8%
249,900        Banc One Corporation                                   10,745,700
363,300        C S Holding Group Sponsored ADR                         9,300,843
104,200        Citicorp                                               10,732,600
 43,000        Wells Fargo & Company                                  11,599,250
--------------------------------------------------------------------------------
               Chemicals -- 6.4%
149,950        Dow Chemical Company                                   11,752,331
124,950        E.I. du Pont de Nemours and Company, Ltd.              11,792,156
142,800        W.R. Grace & Company                                    7,389,900
--------------------------------------------------------------------------------
               Communications -- 0.9%
 68,400        Motorola, Inc.                                          4,198,050
--------------------------------------------------------------------------------
               Computer Systems -- 2.9%
 92,050        International Business Machines Corporation            13,899,550
--------------------------------------------------------------------------------
               Defense -- 7.1%
137,200        Boeing Company                                         14,594,650
119,700        Northrop Grumman Corporation                            9,905,175
207,600        Raytheon Company                                        9,990,750
--------------------------------------------------------------------------------
               Electronics -- 0.7%
165,500        General Instrument Corporation                          3,578,937
--------------------------------------------------------------------------------
               Entertainment -- 6.2%
334,700        Host Marriott Corp.                                     5,355,200
211,750        ITT Corporation+                                        9,184,656
386,800        Philips Electronic N.V.                                15,472,000
--------------------------------------------------------------------------------
               Financial Services -- 2.1%
222,600        Travelers Group, Incorporated                          10,100,475
--------------------------------------------------------------------------------
               Food, Tobacco, Beverage -- 2.0%
101,500        Loews Corporation                                       9,566,375
--------------------------------------------------------------------------------
               Health Care -- 3.1%
 97,850        Aetna Inc.                                              7,828,000
331,800        Tenet Healthcare Corporation+                           7,258,125
--------------------------------------------------------------------------------
               Insurance -- 2.8%
232,750        Allstate Corporation                                   13,470,406
--------------------------------------------------------------------------------
               Media -- 2.0%
143,000        Dun & Bradstreet Corporation                            3,396,250
182,950        E.W. Scripps Company                                    6,403,250
--------------------------------------------------------------------------------
               Metals -- 0.0%
  1,800        Allegheny Teledyne Inc.                                    41,400
--------------------------------------------------------------------------------

---
10

                                             Nuveen Growth and Income Stock Fund
                                             December 31, 1996 Semiannual Report
Common Stocks -- continued


                                                                          Market
 Shares        Descriptions                                                Value
--------------------------------------------------------------------------------
               Pharmaceuticals -- 8.2%
192,550        American Home Products Corporation                    $11,288,244
  1,400        Bristol-Myers Squibb Company                              152,250
299,450        Novartis AG Sponsored ADR                              17,094,291
331,800        Rhone-Poulenc SA ADR                                   11,239,725
--------------------------------------------------------------------------------
               Oil -- 6.1%
154,200        Amoco Corporation                                      12,413,100
377,500        Elf Acquitaine ADR                                     17,081,875
--------------------------------------------------------------------------------
               Retail -- 4.5%
304,700        Federated Department Stores, Inc.+                     10,397,888
491,400        Wal-Mart Stores, Inc.                                  11,240,775
--------------------------------------------------------------------------------
               Services/Miscellaneous -- 3.3%
332,000        Penisular and Oriental Steam Navigation Company         6,704,176
285,400        WMX Technologies, Inc.                                  9,311,175
--------------------------------------------------------------------------------
               Telephone -- 8.2%
345,800        MCI Communications Corporation                         11,303,338
284,800        NYNEX Corporation                                      13,706,000
403,900        Pacific Telesis Group                                  14,843,325
--------------------------------------------------------------------------------
               Toys -- 1.7%
137,800        Hasbro, Inc.                                            5,356,975
101,000        Mattel, Inc.                                            2,802,750
--------------------------------------------------------------------------------
               Transportation -- 7.5%
108,000        AMR Corporation+                                        9,517,500
140,700        Burlington Northern Santa Fe                           12,152,963
243,200        Union Pacific Corporation                              14,622,400
--------------------------------------------------------------------------------
               Total Common Stocks -- (cost $419,173,583)            423,795,467
--------------------------------------------------------------------------------

               Preferred Stocks -- 1.5%

124,100        Nokia Corp. Preferred ADS                               7,151,262
--------------------------------------------------------------------------------
               Total Preferred Stocks -- (cost $6,928,856)             7,151,262
--------------------------------------------------------------------------------

---
11

Short-Term Investments -- 13.9%


 Principal                                                                                         Market
    Amount     Descriptions                                                                         Value
---------------------------------------------------------------------------------------------------------
   200,000     Coca-Cola Company, Commercial Paper, effective yield of 5.36%, 1/09/97       $    199,762
12,000,000     Federal Home Loan Bank Discount Notes, effective yield of 5.41$, 1/23/97       11,960,473
15,000,000     Federal Home Loan Bank Discount Notes, effective yield of 5.51%, 1/30/97       14,933,784
20,000,000     Federal Home Loan Mortgage Corporation Discount Notes, effective yield
                 of 5.85%, 1/02/97                                                            19,996,750
   200,000     Xerox Corporation, Commercial Paper, effective yield of 5.39%, 1/16/97            199,552
20,000,000     Xerox Corporation, Commercial Paper, effective yield of 5.81%, 1/07/97         19,980,666
---------------------------------------------------------------------------------------------------------
               Total Short-Term Investments -- (cost $67,270,987)                             67,270,987
               ------------------------------------------------------------------------------------------
               Total Investments (cost $493,373,426) -- 103.0%                               498,217,716
               ------------------------------------------------------------------------------------------
               Other Assets Less Liabilities --  (3.0)%                                      (14,383,380)
               ------------------------------------------------------------------------------------------
               Net Assets -- 100.0%                                                         $483,834,336
               ==========================================================================================
               +Non-income producing.

---                              See accompanying notes to financial statements.
12

STATEMENT OF NET ASSETS (UNAUDITED)          Nuveen Growth and Income Stock Fund
                                             December 31, 1996 Semiannual Report

--------------------------------------------------------------------------------

ASSETS
Investment securities, at market value (cost $493,373,426)
(note 1)                                                           $498,217,716
Cash                                                                  5,795,348
Receivables:
  Dividends and interest                                                133,525
  Shares sold                                                         4,280,611
Deferred organization costs (note 1)                                    166,052
Other assets                                                             51,114
--------------------------------------------------------------------------------
      Total assets                                                  508,644,366
--------------------------------------------------------------------------------
LIABILITIES
Payables:
  Investments purchased                                              22,135,632
  Shares redeemed                                                     2,232,696
Accrued expenses:
  Management fees (note 4)                                              146,589
  Other                                                                 295,113
--------------------------------------------------------------------------------
      Total liabilities                                              24,810,030
--------------------------------------------------------------------------------
Net assets (note 6)                                                $483,834,336
================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                         $476,141,581
Shares outstanding                                                   23,567,904
Net asset value and redemption price per share                     $      20.20
Offering price per share (net asset value per share plus
maximum sales charge of 5.25% of offering price)                   $      21.32
================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                         $      9,371
Shares outstanding                                                          464
Net asset value, offering and redemption price per share           $      20.20
================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                         $      9,371
Shares outstanding                                                          464
Net asset value, offering and redemption price per share           $      20.20
================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                         $  7,674,013
Shares outstanding                                                      379,841
Net asset value, offering and redemption price per share           $      20.20
================================================================================

---                              See accompanying notes to financial statements.
13

Statement of Operations (Unaudited)

                                                             For the period August 7, 1996
                                                              (commencement of operations)
                                                                 through December 31, 1996
------------------------------------------------------------------------------------------
Investment Income (note 1)
  Dividends                                                                     $  159,236
  Interest                                                                         496,745
------------------------------------------------------------------------------------------
    Total investment income                                                        655,981
------------------------------------------------------------------------------------------
Expenses:
  Management fees (note 4)                                                         160,298
  12b-1 distribution and service fees (notes 4 and 5)                               42,602
  Shareholders' servicing agent fees and expenses                                   28,143
  Custodian's fees and expenses                                                     25,750
  Trustees' fees and expenses (note 4)                                               3,325
  Professional fees                                                                  7,362
  Shareholders' reports -- printing and mailing expenses                            12,388
  Federal and state registration fees                                               11,503
  Amortization of deferred organization costs (note 1)                              13,948
  Other expenses                                                                       551
------------------------------------------------------------------------------------------
    Total expenses before expense reimbursement                                    305,870
  Expense reimbursement from investment adviser (note 4)                           (81,150)
------------------------------------------------------------------------------------------
  Net expenses                                                                     224,720
------------------------------------------------------------------------------------------
    Net investment income                                                          431,261
------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
  Net realized gain from investment transactions (notes 1 and 3)                   212,760
  Net change in unrealized appreciation or depreciation of investments           4,844,290
------------------------------------------------------------------------------------------
    Net gain from investments                                                    5,057,050
------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      $5,488,311
==========================================================================================

---                              See accompanying notes to financial statements.
14



Statement of Changes in Net Assets (Unaudited)                        Nuveen Growth and Income Stock Fund
                                                                      December 31, 1996 Semiannual Report

                                                                            For the period August 7, 1996
                                                                             (commencement of operations)
                                                                                through December 31, 1996
---------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                        $    431,261
Net realized gain from investment transactions (notes 1 and 3)                                    212,760
Net change in unrealized appreciation or depreciation of investments                            4,844,290
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                      5,488,311
---------------------------------------------------------------------------------------------------------

Distributions to Shareholders (note 1)
From undistributed net investment income                                                          (13,696)
From accumulated net realized gains from investment transactions                                  (57,475)
---------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                         (71,171)
---------------------------------------------------------------------------------------------------------

Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                              483,529,637
Cost of shares redeemed                                                                        (5,145,801)
---------------------------------------------------------------------------------------------------------
Net increase in net assets derived from fund share transactions                               478,383,836
---------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                    483,800,976
Net assets at the beginning of period                                                              33,360
---------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                              $483,834,336
=========================================================================================================
Balance of undistributed net investment income at end of period                              $    417,565
=========================================================================================================



---                              See accompanying notes to financial statements.
15

Notes to Financial Statements (Unaudited)



1. General Information and Significant Accounting Policies

The Nuveen Growth and Income Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust"). The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996. On August 7, 1996, The John Nuveen Company made an additional investment of approximately $5 million in the Fund for the purposes of establishing an initial investment portfolio. During the Fund's initial offering period of its shares to investors, November 6, 1996 through January 31, 1997, Class A Shares were only available for purchase on a privileged load-waived basis (without an up-front sales charge) by existing investors in the investment products sponsored and distributed by John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, and by Flagship Resources Inc., also a sponsor and distributor of investment products which was acquired by The John Nuveen Company on January 2, 1997. The Fund invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.


Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.


Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its

---
16

                                             Nuveen Growth and Income Stock Fund
                                             December 31, 1996 Semiannual Report

purchase commitments. At December 31, 1996, the Fund had no such purchase commitments.


Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued adjusted for accretion of discounts.


Dividends and Distributions to Shareholders

Net investment income is distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.


Federal Income Taxes

The Fund intends to operate as a Regulated Investment Company under Subchapter M of the Internal Revenue Code, and therefore will not be liable for federal income taxes.


Deferred Organizational Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.


Derivative Financial Instruments

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period August 7, 1996 (commencement of operations) through December 31, 1996.


Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.


Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

---
17

2. Fund Shares

Transactions in Fund shares for the period August 7, 1996 (commencement of operations) through December 31, 1996, were as follows:

                                            Shares*         Amount
------------------------------------------------------------------
Shares sold:
Class A                                 23,821,203    $476,498,017
Class B                                         47               -
Class C                                         47               -
Class R                                    379,424       7,031,620
------------------------------------------------------------------
                                        24,200,721     483,529,637
------------------------------------------------------------------

Shares redeemed:
Class A                                   (253,716)     (5,145,801)
Class B                                          -               -
Class C                                          -               -
Class R                                          -               -
------------------------------------------------------------------
                                          (253,716)     (5,145,801)
------------------------------------------------------------------
 Net increase                           23,947,005    $478,383,836
==================================================================

---
* Shares sold reflect a December 18, 1996, stock split of 1.113830, 1.112700,
1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.


3. Securities Transactions

Purchases and sales (including maturities) of investments in common and preferred stocks and temporary investments for the period August 7, 1996 (commencement of operations) through December 31, 1996, were as follows:

------------------------------------------------------------------
Purchases
Common and preferred stocks                           $428,249,019
Temporary investments                                  318,969,182
Sales
Common and preferred stocks                              2,360,370
Temporary investments                                  251,852,740
==================================================================

---
18

                                             Nuveen Growth and Income Stock Fund
                                             December 31, 1996 Semiannual Report


At December 31, 1996, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes. The net unrealized appreciation aggregated $4,844,290, of which $7,305,589 related to appreciated securities and $2,461,299 related to depreciated securities.


4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                        Management fee
-------------------------------------------------------------------
For the first $125,000,000                              .8500 of 1%
For the next $125,000,000                               .8375 of 1
For the next $250,000,000                               .8250 of 1
For the next $500,000,000                               .8125 of 1
For the next $1,000,000,000                             .8000 of 1
For net assets over $2,000,000,000                      .7750 of 1
-------------------------------------------------------------------

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1997, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Funds pay no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

In conjunction with the load-waived introductory program, the Distributor compensated Authorized Dealers directly with a 2% commission on Fund share sales in addition to a selling fee payable to Dealer Managers ranging from 0.75 to 0.80%. Shares purchased during this program are subject to a 2% contingent deferred sales charge if redeemend within the first two years of purchase. For the period August 7, 1996 (commencement of operations) through December 31, 1996, the Distributor received approximately $104,000 of contingent deferred sales charges on fund share redemptions. The Distributor paid all the offering costs associated with the introductory program on behalf of the Fund. The Distributor also collected approximately $43,000 of 12b-1 distribution and service fees, substantially all of which compensated Authorized Dealers for providing services to shareholders relating to their investments.

---
19

5. Flexible Purchase Options

The Fund has adopted Flexible Purchase Options that offer four alternative classes of Fund shares (Classes A, B, C and R), each with a different combination of sales charges, ongoing fees, eligibility requirements and other features. A summary of the four classes of Fund shares is as follows:

                                                    Contingent
                                                      Deferred          Annual        Annual
                                     Up-Front            Sales           12b-1         12b-1
                                        Sales           Charge    Distribution       Service
                                       Charge     ("CDSC") (1)          Fee(2)        Fee(2)
--------------------------------------------------------------------------------------------
Class A                                 5.25%(3)       None(4)            None       .25%
Class B                                  None         5.00%(5)            .75%(6)    .25%
Class C                                  None         1.00%(7)            .75%       .25%
Class R                                  None          None               None       None
--------------------------------------------------------------------------------------------

(1) CDSC is collected and retained by the Distributor (also see note 4 to the Notes to Financial Statements).

(2) 12b-1 distribution and service fees are collected, and in some circumstances retained, by the Distributor (also see note 4 of the Notes to Financial Statements).

(3) Maximum up-front sales charge, which is reduced for purchases of $50,000 or more. Up-Front sales charge may be reduced or waived for certain purchases (also see note 1 of the Notes to Financial Statements). Up-front sales charge is collected by the Distributor and is used to compensate Authorized Dealers, if any.

(4) Certain Class A Share purchases at net asset value of $1 million or more may be subject to a 1% CDSC if redeemed within 18 months of purchase. Class A Shares purchased through the load-waived introductory program are subject to a 2% CDSC if redeemed within two years of purchase.

(5)  CDSC in the first year. CDSC gradually declines to 0% after six years.

(6)  Class B Shares convert to Class A Shares after eight years.

(7)  CDSC is applicable to shares redeemed within 12 months of purchase.


6. Composition of Net Assets

At December 31, 1996, the Fund had common stock authorized of $.01 par value per share. The composition of net assets as well as the number of authorized shares is as follows:


---------------------------------------------------------------------------
Capital paid-in                                                $478,417,196
Balance of undistributed net investment income                      417,565
Accumulated net realized gain from investment transactions          155,285
Net unrealized appreciation of investments                        4,844,290
---------------------------------------------------------------------------
    Net assets                                                 $483,834,336
===========================================================================
Authorized Shares:
Class A                                                           Unlimited
Class B                                                           Unlimited
Class C                                                           Unlimited
Class R                                                           Unlimited
---------------------------------------------------------------------------

---
20

Financial Highlights

---
21

             Financial Highlights (Unaudited)

             Selected data for a common share outstanding August 7, 1996
             (commencement of operations) through December 31, 1996, is as follows.

                                              Operating Performance            Less distributions
                                            -------------------------    -----------------------------

                                                                  Net
                                     Net                 realized and                                         Net      Total
                                   asset                   unrealized    Distributions                      asset     return
                                   value           Net    gain (loss)         from net   Distributions      value     on net
                               beginning    investment           from       investment    from capital     end of      asset
                               of period      income++    investments           income           gains     period     value+
----------------------------------------------------------------------------------------------------------------------------
Class A
 8/7/96 to 12/31/96***           $20.000        $ .087          $.378           $(.035)         $(.230)   $20.200     13.83%

Class B
 8/7/96 to 12/31/96***            20.000         (.001)          .431               --           (.230)    20.200     13.53

Class C
 8/7/96 to 12/31/96***            20.000         (.001)          .431               --           (.230)    20.200     13.53

Class R
 8/7/96 to 12/31/96***            20.000          .082           .403            (.055)          (.230)    20.200     13.93

             *    Annualized.

             ** Annual commission rate paid on equity portfolio transactions. Commissions paid are included in the cost of the securities.

             *** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

             + Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total return shown for Class A Shares does not include the effect of applicable front-end sales charges. The total returns shown for Class B Shares and Class C Shares do not include the effect of applicable contingent deferred sales charges. Class R Shares are not subject to any front-end or contingent deferred sales charges.

             ++ Reflects the waiver of certain management fees and reimbursement of certain other expenses by the Adviser (note
                  4).


---
22

                                             Nuveen Growth and Income Stock Fund
                                             December 31, 1996 Semiannual Report




                           Ratios/Supplemental data
----------------------------------------------------------------------------------------------------------

                                        Ratio                       Ratio
                                       of net                      of net
                      Ratio of     investment      Ratio of    investment
                      expenses      income to      expenses     income to
                    to average        average    to average       average
                    net assets     net assets    net assets    net assets
    Net assets          before         before         after         after      Portfolio         Average
 end of period      reimburse-     reimburse-    reimburse-    reimburse-       turnover      commission
(in thousands)            ment           ment        ment++        ment++           rate     rate paid**
--------------------------------------------------------------------------------------------------------
      $476,142           1.46%*         2.14%*        1.20%*        2.40%*             3%         $.0227

             9            3.67*        (1.73)*        1.95*         (.01)*             3           .0227

             9            3.67*        (1.73)*        1.95*         (.01)*             3           .0227

         7,674            2.63*         (.64)*         .95*          1.04*             3           .0227
--------------------------------------------------------------------------------------------------------

---
23

Shareholder Information


Nuveen Family of Mutual Funds
Nuveen's family of funds offers a variety of investments designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds/1/

State Funds

Alabama            Michigan
Arizona            Missouri
California/2/      New Jersey/3/
Colorado           New Mexico
Connecticut        New York/2/
Florida/3/         North Carolina
Georgia            Ohio
Kansas             Pennsylvania
Kentucky/4/        South Carolina
Louisiana          Tennessee
Maryland           Virginia
Massachusetts/2/   Wisconsin

1. Long-term, insured long-term, intermediate-term and limited-term portfolios.
2.  Long-term and insured long-term portfolios.
3.  Long-term and intermediate-term portfolios.
4.  Long-term and limited-term portfolios.


To purchase additional shares of the Nuveen Growth and Income Stock Fund, contact your financial adviser. If you would like to add to your current investment on a monthly or semiannual basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on the service options listed above, call your adviser, or Nuveen at (800) 621-7227.

---
24

Fund Information


Board of Trustees

James E. Bacon

Anthony T. Dean

Eric F. Fess

William T. Kissick

Thomas E. Leafstrand

Robert H. Lyon

Timothy R. Schwertfeger

Sheila W. Wellington

Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, Illinois 60606

Fund Investment

Portfolio Manager

Institutional Capital Corp.
225 West Wacker Drive
Chicago, Illinois 60606


Custodian

The Chase Manhattan Bank
4 New York Plaza
New York, New York 10004-2413

Transfer Agent,
Shareholder Services and
Dividend Disbursing Agent

Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, Colorado 80217-5330

(800) 621-7227

Legal Counsel

Chapman and Cutler
Chicago, Illinois

---
25

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]


Serving Investors
for Generations


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach -- purchasing securities of strong companies and communities that represent good long-term value -- is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of taxable and tax-free investment products -- including equity and fixed-income mutual funds, unit trusts, exchange-traded funds, customized asset management services and cash management products.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 621-7227